                                                                    EXHIBIT 10.9

                                                                  EXECUTION COPY

                     PLEDGE AGREEMENT AND IRREVOCABLE PROXY

     THIS PLEDGE AGREEMENT AND IRREVOCABLE PROXY (this "Pledge Agreement") is made as of March 16, 2006, by the PLEDGORS SIGNATORY HERETO (each, a "Pledgor" and, collectively, the "Pledgors") in favor of PATRIARCH PARTNERS MEDIA HOLDINGS, LLC, a Delaware limited liability company (the "Secured Party").

                                   WITNESSETH:

     WHEREAS, the Pledgors have entered into that certain Share Purchase Agreement, dated as of the date hereof, between the Xinhua Finance Media Limited (the "Company") and the Secured Party (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Share Purchase Agreement");

     WHEREAS, the Pledgors have executed and delivered to the Secured Party a Security Agreement, dated as of the date hereof (the "Security Agreement"), pursuant to which the Pledgors have granted and continue to grant to the Secured Party a security interest in substantially all of the Pledgors' personal property and assets, including, without limitation, the securities listed on
Schedule I and Schedule II attached hereto, all to secure the payment and performance of the Obligations (as defined herein);

     WHEREAS, it is a condition precedent to the effectiveness of the Share Purchase Agreement that the Pledgors execute and deliver this Pledge Agreement to the Secured Party;

     WHEREAS, the Pledgors will derive substantial direct and indirect benefit from the transactions contemplated by the Share Purchase Agreement and the other Equity Documents;

     WHEREAS, it is the intention of the parties hereto that the Pledged Securities (as defined herein) be and become collateral to secure the Pledgors' respective obligations under the Share Purchase Agreement, the Security Agreement and the other Equity Documents; and

     NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1. Pledge; Grant of Security Interest. As security for the due and punctual and unconditional payment and performance of the Obligations, each Pledgor hereby delivers and pledges to the Secured Party, (i) the shares of capital stock listed opposite its name on Schedule I hereto and any other or additional shares and any and all accretions, accessions and rights relating thereto, at the time pledged with the Secured Party hereunder (collectively, the "Pledged Stock") and
(ii) the notes listed opposite its name on Schedule II hereto and any other or additional notes and any and all accretions, accessions and rights relating thereto, at the time pledged with the Secured Party hereunder (collectively, the "Pledged Notes" and, together with the Pledged Stock, the "Pledged Securities") , and such Pledgor hereby pledges, assigns, transfers and grants to the Secured Party a security interest in and Lien on all of the Pledged Securities. The certificates and/or instruments representing the Pledged Securities (whether now existing or hereafter received as a result of stock dividends, stock splits, workouts, reorganizations, restructurings or otherwise) are accompanied by stock powers, allonges or other appropriate instruments of assignment with respect thereto duly executed in blank by the respective Pledgor as the registered owner of its Pledged Securities; provided, however, that until the Discharge of the First Lien Obligations has occurred, the requirements for delivery under this paragraph shall be deemed to have been satisfied by delivery of such Pledged Securities to the First Lien Collateral Agent. No Pledgor will cause or permit certificated securities comprising any of the Pledged Securities to be converted to uncertificated securities. The term "Pledged Securities" as used in this Pledge Agreement shall include, in addition to the aforesaid securities, any other securities or collateral which may from time to time be delivered hereunder as security for the Obligations, together with all the proceeds of any of the foregoing.

     Section 2. Obligations. The Pledged Securities from time to time held hereunder shall secure the following obligations (collectively, the "Obligations"):

     (a) The prompt and complete payment when due (whether by acceleration or otherwise) of all amounts owed to the Secured Party under and pursuant to the Equity Documents, as it may be from time to time amended, modified, supplemented, extended, renewed, deferred, refinanced, replaced, refunded or restated, in whole or in part, in accordance with the terms and conditions thereof, by operation of law or otherwise, other than the Excluded Obligations; and

     (b) Any and all other liabilities and obligations except for the Excluded Obligations of every name and nature whatsoever of the Pledgors to the Secured Party under the Equity Documents and/or any other agreement or instrument executed and delivered pursuant thereto whether such liabilities and obligations be direct or indirect, absolute or contingent, secured or unsecured, now existing or hereafter arising or acquired, due or to become due, whether for redemption, premium, fees, expenses, indemnification or otherwise, other than the Excluded Obligations.

     Section 3. Representations and Warranties. Each Pledgor hereby represents and warrants to the Secured Party that:

     (a) Such Pledgor is the legal, beneficial and record owner and has good title to all of its Pledged Securities free and clear of all claims, mortgages, pledges, Liens, hypothecation, security interests and other encumbrances of every nature whatsoever except to or in favor of the Secured Party hereunder;

     (b) All of the shares of its Pledged Stock have been duly and validly issued and are fully paid and non-assessable;

     (c) Except as set forth on Schedule 4.1(m) of the Credit Agreement and the Schedule of Exceptions to the Share Purchase Agreement, its Pledged Stock constitutes 100% of the issued and outstanding shares of all classes of capital stock of the issuers thereof owned by it and, except as set forth in Schedule 4.1(m) of the Credit Agreement and the Schedule of Exceptions to the Share Purchase Agreement, there are presently outstanding no options, warrants or other rights to purchase or acquire any additional shares of the capital stock of any of such issuers;

     (d) Such Pledgor has and has duly exercised full power and authority to enter into this Pledge Agreement and to pledge its Pledged Securities as herein contemplated;

     (e) Upon the delivery of the certificates and/or instruments representing the Pledged Securities, together with corresponding stock powers, allonges or other appropriate instruments of assignment executed in blank, to the Secured Party pursuant to Section 1 hereof, the Secured Party shall have a valid first priority Lien upon and perfected security interest in such Pledged Securities and the proceeds thereof, subject to no prior security interest, Lien charge or encumbrance, or to any agreement purporting to grant to any third party a security interest in the property or assets of such Pledgor which would include its Pledged Securities; provided, however, that until the Discharge of the First Lien Obligations has occurred, the requirements for delivery under this paragraph shall be deemed to have been satisfied by delivery of such Pledged Securities to the First Lien Collateral Agent;

     (f) To the knowledge of such Pledgor, there is no default, breach, violation or event of acceleration existing under the Pledged Notes (if any) and no event has occurred or circumstance exists which, with the passage of time or the giving of notice, or both, would constitute a default, breach, violation or event of acceleration under the Pledged Notes (if any). The applicable Pledgor has not waived any default, breach, violation or event of acceleration under the Pledged Notes (if any); and

     (g) The proceeds of the loans evidenced by the Pledged Notes (if any) have been fully disbursed and such Pledgor has no obligation to make any future advances or other disbursements under or in respect of the Pledged Notes (if any).

     Section 4. Issue or Sale of Pledged Securities. Each Pledgor hereby covenants and agrees that it will not:

     (a) directly or indirectly sell, assign, pledge or otherwise encumber or dispose of its Pledged Securities;

     (b) permit the issuer of any of its Pledged Securities, directly or indirectly, to issue or sell any additional shares of capital stock or any options, warrants or rights to acquire such shares; or

     (c) create, incur, assume or permit to exist, and will defend the Pledged Securities against, and will take such other actions as are necessary to remove, any Lien or claim on or to the Pledged Securities, other than the Liens created hereby and under the Credit Documents, and will defend the right, title and interest of Secured Party in and to any of the Pledged Securities against the claims and demands of any and all Persons.

     Section 5. Voting Rights of Pledgors. Provided that there exists no Accelerated Redemption Event (as defined in the Articles of Association of the Company) and so long as each Pledgor shall be the record owner of its Pledged Securities, such Pledgor shall be entitled, to the extent permitted by applicable law, to exercise voting power with respect to its Pledged Securities; provided, however, that in no event shall such Pledgor exercise such voting power in any manner contrary to or inconsistent with the terms hereof or with the terms of the Equity Documents. Upon the occurrence of an Accelerated Redemption Event which is continuing, the Secured Party shall have those rights specified in Section 7.

     Section 6. Distribution. Upon the dissolution, winding up, liquidation or reorganization of any corporation or other entity which issued any of the Pledged Securities, whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors or otherwise, any sum to be paid or any property to be distributed upon or with respect to any of such Pledged Securities shall be paid over to the Secured Party to be held by the Secured Party as collateral security for the Obligations; provided that any cash distribution shall be applied to the payment of Obligations in the order of priorities set forth in Section 4 of the Security Agreement; provided that the provisions of the foregoing sentence shall not apply in the case of any payment or distribution in respect of a voluntary dissolution, winding up or liquidation of any issuer of any Pledged Shares that is a subsidiary that is made solely for the purpose of simplifying the capital structure of the Company and its subsidiaries, so long as all of such payments or distributions are made to and retained by such Pledgor. In the event that any stock dividend shall be declared on any of the Pledged Securities, or any shares of stock or fractions thereof shall be issued pursuant to any stock split involving any of the Pledged Securities, or any distribution of capital shall be made on any of the Pledged Securities, or any property shall be distributed upon or with respect to any of the Pledged Securities, the shares or other property so distributed shall be delivered (with any necessary endorsements) to the Secured Party, to be held as additional collateral security for the Obligations; provided, however, that until the Discharge of the First Lien Obligations has occurred, the requirements for delivery under this paragraph shall be deemed to have been satisfied by delivery of such shares or other property so distributed to the First Lien Collateral Agent.

     Section 7. Default; Remedies.

     (a) If any one or more of the following events (herein referred to as "Events of Default"), shall occur:

          (i) default shall be made in the due performance or observance of any provision of this Pledge Agreement;

          (ii) any of the Obligations shall have become due by demand, acceleration, maturity or otherwise and such Obligations have not been paid in full; or

          (iii) an Accelerated Redemption Event (as defined in the Articles of Association of the Company) shall have occurred under the Articles of Association of the Company;

thereafter, unless such Accelerated Redemption Event shall have been waived in writing by the Secured Party, the Secured Party shall have full power and authority (1) to sell or otherwise dispose of the Pledged Securities or any part thereof; (2) to vote the Pledged Securities with respect to any and all matters and to exercise all rights to payments, conversion, exchange, subscription or otherwise with respect to the Pledged Securities; and (3) to exercise any and all rights and remedies of a secured party under the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction (the "UCC").

     (b) To the extent permitted by any applicable law, any sale or other disposition by the Secured Party may be by public or private proceedings and may be made by one or more contracts, as a unit or in parcels, at such time and place, by such method, in such manner and on such terms as the Secured Party may determine. Except as required by law, such sale or other disposition may be made without advertisement or notice of any kind or to any person. Where reasonable notification of the time or place of such sale or other disposition is required by law, such requirement shall have been met if such notice is telegraphed, sent by facsimile, cabled or mailed, postage prepaid, at least ten (10) days before the time of such sale or other disposition to each person entitled thereto at such person's address as specified in Section 15 below. To the extent permitted by any applicable law, the Secured Party or any other holder of the Obligations may buy any or all of the Pledged Securities upon any public or private sale thereof. To the extent permitted by any applicable law, upon any such sale or sales the Pledged Securities so purchased shall be held by the purchaser absolutely free from any claims or rights of whatsoever kind or nature, including any equity of redemption or any similar rights, all such equity of redemption and any similar rights being hereby expressly waived and released by the Pledgor thereof to the extent permitted by applicable law. In the event any consent, approval or authorization of any governmental agency shall be necessary to effectuate any such sale or sales, the applicable Pledgor(s) shall execute, and hereby agree to cause the issuer of any Pledged Securities to execute, as necessary, all applications or other instruments as may be required; provided that the foregoing shall not obligate such Pledgor(s) to register the Pledged Securities under the Securities Act of 1933. After deducting all reasonable costs and expenses of collection, custody, sale or other disposition or delivery (including legal costs and reasonable attorney's fees) and all other charges due against the Pledged Securities (including any charges of the type described in Section 9 below), the residue of the proceeds of any such sale or other disposition shall be applied to the payment of the Obligations in the order of priorities as set forth in Section 4 of the Security Agreement. The Pledgors jointly and severally shall be liable for any deficiency in payment of the Obligations, including all costs and expenses of collection, custody, sale or other disposition or delivery and all other charges due against the Pledged Securities, as hereinbefore enumerated.

     (c) Each Pledgor recognizes that the Secured Party may be unable to effect a public sale of all or a part of the Pledged Securities by reason of certain prohibitions contained in the Securities Act of 1933, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor agrees that private sales so made may be at a price and on other terms less favorable to the seller than if such Pledged Securities were sold at public sales, and that the Secured Party has no obligation to delay the sale of any such Pledged Securities for the period of time necessary to permit such Pledged Securities to be registered for public sale under the Securities Act of 1933. Each Pledgor agrees that sales made under the foregoing circumstances shall not be deemed to have been made in a commercially unreasonable manner by virtue of any sale made on terms less favorable to the seller resulting from the private nature of the sale.

     Section 8. Transfer of Pledged Stock and Notation on Books and Records. Each Pledgor hereby irrevocably appoints the Secured Party as agent to arrange for any and all transfers of its Pledged Securities as the Secured Party may from time to time deem advisable and to assist the Secured Party in obtaining the benefit of its security interest therein, including, but not limited to, the transfer (after the occurrence of an Accelerated Redemption Event and subject to the receipt of any required Governmental Approvals) of the Pledged Securities into the name of the Secured Party or its nominee at any time and/or the provision of instructions to the issuers of uncertificated securities or financial intermediaries to initiate actions to enforce any of the Secured Party 's rights to such Pledged Securities, the foregoing appointment being deemed a power coupled with an interest and irrevocable. The right to vote the Pledged Securities is governed by Section 5 of this Pledge Agreement. Each Pledgor shall mark its books and records to indicate the pledge of its Pledged Securities by the Pledgor to the Secured Party.

     Section 9. Payment of Taxes, Charges, Etc. The Secured Party, at its option, may discharge any taxes, charges, assessments, security interests, Liens or other encumbrances upon the Pledged Securities or otherwise protect the value thereof. All such expenditures incurred by the Secured Party shall become Obligations and shall be payable by the Pledgor to the Secured Party upon demand and shall bear interest at the rate applicable to the Term Loan.

     Section 10. Duties with Respect to Collateral. The Secured Party shall have no duty to the Pledgors with respect to the Pledged Securities other than the duty to use reasonable care in the safe custody of any Pledged Securities in its possession. Without limiting the generality of the foregoing, the Secured Party, although it may do so at its option, shall be under no obligation to the Pledgors to take any steps necessary to preserve rights in the Pledged Securities against other parties.

     Section 11. Waivers. Each Pledgor hereby waives demand, payment, notice of dishonor or protest and all other notices of any kind in connection with the Obligations except notices required by law or by this or any other agreement between or among such

Pledgor and/or the Secured Party. The Secured Party may release, supersede, exchange or modify any other collateral security which it may from time to time hold and may release, surrender or modify the liability of any third party without giving notice hereunder to the Pledgors. Such modifications, charges, renewals, releases or other actions shall in no way affect the Pledgors' obligations hereunder. The Secured Party may modify the Company's rights under the Share Purchase Agreement and other Equity Documents in accordance with and to the extent permitted under the Share Purchase Agreement and the other Equity Documents (as applicable) without affecting Pledgors' rights hereunder.

     Section 12. Expenses. The Pledgors jointly and severally agree to pay, indemnify and hold harmless the Secured Party and the nominees of such Person from and against (a) after the occurrence of any Accelerated Redemption Event, all costs and expenses (including taxes, if any) out of or incurred in connection with any transfer of the Pledged Securities into or out of the name of the Secured Party 's nominees or any other Person and (b) all costs and expenses of the Secured Party arising out of or incurred in connection with the exercise by the Secured Party of its rights hereunder. Any such amount not paid on demand shall bear interest at the rate applicable to the Loans (including any applicable default rate) and shall be an Obligation hereunder.

     Section 13. Statement as to Default. The Pledgors and the Secured Party agree that any written statement by an officer of the Secured Party asserting the occurrence of an Accelerated Redemption Event as the authorization for the exercise by the Secured Party of its rights hereunder shall be presumed to be true, and that any purchaser of the Pledged Securities at a foreclosure sale shall have the right to rely on such a statement.

     Section 14. Modification. This Pledge Agreement may not be modified or amended without the prior written consent of each of the parties hereto.

     Section 15. Notices. Except as otherwise expressly provided herein, all notices and other communications made or required to be given pursuant to this Pledge Agreement shall be made in accordance with the provisions of Section 9(e) of the Share Purchase Agreement.

     Section 16. Rights. No course of dealing between the Pledgors and/or the Secured Party nor any delay in exercising, on the part of the Secured Party of any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any rights, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law, including, without limitation, the rights and remedies of a secured party under the UCC.

     Section 17. Waiver of Set Off and Subrogation. Each Pledgor hereby waives and releases, to the fullest extent permitted by law:

     (a) any defense, set off or counterclaim which such Pledgor may otherwise assert against the Secured Party; and

     (b) any right of subrogation it may have against the Credit Parties or the Pledged Securities by reason of any of the actions taken by the Secured Party hereunder.

     Section 18. Binding Effect, Etc. This Pledge Agreement, and all claims, disputes and matters arising hereunder or related hereto, and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York, without reference to conflicts of laws provisions. This Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, including any other holder or holders of any Obligations and may be executed in two or more counterparts, each of which shall together constitute one and the same agreement.

     Each party hereto hereby (a) agrees that any Action with respect to any Equity Document may be brought only in the New York State courts sitting in New York County or the federal courts of the United States of America for the Southern District of New York and sitting in New York County, (b) accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of such courts, (c) irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any Action in those jurisdictions, and (d) irrevocably consents to the service of process of any of the courts referred to above in any Action by the mailing of copies of the process to the parties hereto as provided in
Section 9(f) of the Share Purchase Agreement. Service effected as provided in this manner will become effective ten (10) calendar days after the mailing of the process.

     Section 19. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof.

     Section 20. Further Assurances.

     (a) Each Pledgor at its sole cost and expense will execute, acknowledge and deliver all such instruments and take all such action as the Secured Party from time to time may reasonably request in order to further effectuate the purposes of this Pledge Agreement and to carry out the terms hereof, including without limitation, the execution of stock transfer orders, stock powers, notifications to obligors on its Pledged Securities, the providing of notification in connection with the book entry security or general intangibles and the providing of instructions to issuers of uncertificated securities or financial intermediaries, and will do all such other acts as the Secured Party may reasonably request with respect to the perfection and protection of the security interest granted herein and the security interest effected hereby.

     (b) Each Pledgor agrees that it will not change: (i) its name, identity or corporate structure in any manner or (ii) the location of its chief executive office, in each case, unless it shall have given the Secured Party not less than 30 days' prior written notice thereof.

     (c) In the event that any Pledgor receives or acquires any additional or substitute shares of capital stock of any Person of any class or any additional or substitute note or is owed any other debt that Pledgor may elect to be evidenced by a note, such Pledgor shall immediately pledge and deposit with the Secured Party certificates representing all such shares and such notes or instruments representing such other debt owed to it as additional security for the Obligations; provided, however, that until the Discharge of the First Lien Obligations has occurred, the requirements for delivery under this paragraph shall be deemed to have been satisfied by delivery of such shares and such notes or instruments to the First Lien Collateral Agent.. All such shares, notes and instruments shall constitute Pledged Securities and are subject to all provisions of this Pledge Agreement.

     Section 21. Provisions to Survive. All representations, warranties, covenants and agreements contained in this Pledge Agreement shall survive the execution and delivery of the Share Purchase Agreement and the other Equity Documents and shall continue until payment in full of all Obligations.

     Section 22. Captions. Captions and headings in this Pledge Agreement are for convenience only and in no way define, limit or describe the scope or intent of the provisions hereof.

     Section 23. Termination. Upon indefeasible payment in full of the Obligations in accordance with their terms, this Pledge Agreement and the pledge and security interests and Liens created hereunder shall automatically terminate and the Secured Party shall return to the Pledgors, at the expense of the Pledgors, such Pledged Securities in the possession or control of the Secured Party as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Secured Party hereunder, and shall deliver to the Pledgors documents in recordable form sufficient to discharge the Liens and security interests granted hereunder.

     Section 24. Additional Pledgors. The initial Pledgor(s) hereunder shall be such Person(s) as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional subsidiaries of the Company shall become parties hereto, as additional Pledgors (each an "Additional Pledgor"), by executing a joinder in the form of Exhibit A attached hereto. Upon delivery of any such joinder to Secured Party, notice of which is hereby waived by Pledgors, each such Additional Pledgor shall be a Pledgor and shall be as fully a party hereto as if such Additional Pledgor were an original signatory hereof. Each Pledgor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Pledgor hereunder, nor by any election of Secured Party not to cause the Company or any of its Subsidiaries to become an Additional Pledgor hereunder. This Pledge Agreement shall be fully effective as to any Pledgor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Pledgor hereunder.

     Section 25. Conflict. In the event that there is a conflict between any provision of this Pledge Agreement and the Articles of Association of the Company, then the provisions of the Articles of Association of the Company shall control.

     Section 26. Irrevocable Proxy.

     (a) Subject to terms and provisions of this Pledge Agreement, including, without limitation, Sections 5, 7 and 23 hereof, each Pledgor, being the sole holder and owner of such Pledgor's Pledged Securities, hereby authorizes Secured Party to vote for such Pledgor, as such Pledgor's proxy, at any and all meetings of the shareholders of the issuer(s) of such Pledgor's Pledged Securities, and, as such Pledgor's proxy, to consent or dissent to any action taken without a meeting, and further makes, constitutes and irrevocably appoints Secured Party to act as the true and lawful proxy and attorney-in-fact in the name and on behalf of such Pledgor, with full power to appoint a substitute or substitutes, to vote and execute and deliver written voting consents with respect to such Pledgor's Pledged Securities, to the same extent and with the same effect as such Pledgor could do under any applicable laws or regulations governing the rights and powers of shareholders of the applicable issuer(s) of such Pledgor's Pledged Securities (the irrevocable proxy granted hereunder, the "Irrevocable Proxy").

     (b) SUBJECT TO TERMINATION OF THIS PLEDGE AGREEMENT IN ACCORDANCE WITH
SECTION 23 HEREOF, THIS PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE AND COUPLED WITH AN INTEREST. This Irrevocable Proxy is being given to Secured Party in connection with the pledge to Secured Party of the Pledged Securities pursuant to this Pledge Agreement. All power and authority conferred under this Irrevocable Proxy shall not be terminated by any act of the undersigned or by operation of law, by death or incapacity of the undersigned, by lack of appropriate power or authority, or by the occurrence of any other event or events, except as expressly provided in this Pledge Agreement. If, after the execution of this Irrevocable Proxy, any such event or events shall occur, Secured Party is nevertheless authorized and directed to vote the shares in accordance with the terms of this Irrevocable Proxy as if such death, incapacity, lack of appropriate power or authority or other event or events had not occurred and regardless of notice thereof. This Irrevocable Proxy shall be binding upon, and enforceable against, all beneficiaries, heirs at law, legatees, distributees, successors, assigns, transferees and legal representatives of each Pledgor.

     (c) The parties hereto expressly acknowledge and agree that this Irrevocable Proxy gives Secured Party the exclusive right to vote (or consent) with respect to the Pledged Securities, and (to the extent provided herein) that no Pledgor shall have any such rights.

     Section 27. Definitions.

     (a) Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Share Purchase Agreement.

     (b) As used herein:

          (i) "Credit Agreement" means the Credit Agreement dated as of March 16, 2006 among the Grantor, the Guarantors named therein, the Lenders named therein and Patriarch Partners Agency Services, LLC as agent.

          (ii) "Discharge of the First Lien Obligations" means payment in full of all indebtedness, obligations and liabilities of the Credit Parties under the Credit Documents.

          (iii) "Excluded Obligations" means any and all dividends payable on the Shares under the terms of the Articles of Association of the Company.

          (iv) "First Lien Collateral Agent" means "Agent" as defined under the Credit Agreement.

     (c) Any reference in this Agreement to a "first priority lien" or words of similar effect in describing the security interests created hereunder shall be understood to refer to such priority subject to the claims of the First Lien Collateral Agent under the Credit Documents.

  [Remainder of page intentionally left blank; signatures follow on next page]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Agreement as of the date first above written.

PLEDGORS:                               XINHUA FINANCE MEDIA LIMITED


                                        By: /s/ John Mclean
                                            ------------------------------------
                                        Name: John Mclean
                                        Title: Authorized signatory


                                        MING SHING INTERNATIONAL LIMITED


                                        By: /s/ John Mclean
                                            ------------------------------------
                                        Name: John Mclean
                                        Title: Authorized signatory

                       [Signatures continue on next page]


Paperdolls - Equity Pledge Agreement   S-1

SECURED PARTY:                          PATRIARCH PARTNERS MEDIA HOLDINGS, LLC


                                        By: /s/
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


Paperdolls - Equity Pledge Agreement   S-2

                                   SCHEDULE I

                              List of Pledged Stock

                                                                             ISSUED
                                                AUTHORISED SHARE CAPITAL/     SHARE
PLEDGOR                     PLEDGED SHARES          REGISTERED CAPITAL       CAPITAL
-------                 ---------------------   -------------------------   --------
Xinhua Finance          1,000 shares of         US$50,000 divided into      US$1,000
Media Limited           US$1.00 each in         50,000 shares of US$1.00
                        Ming Shing              par value
                        International Limited

                        95 shares of US$1.00    US$50,000 divided into      US$500
                        each in Upper Step      50,000 shares of US$1.00
                        Holdings Limited        par value

                        19 shares of US$1.00    US$50,000 divided into      US$100
                        each in Accord Group    50,000 shares of US$1.00
                        Investments Limited     par value

Ming Shing              2 shares of US$1.00     US$50,000 divided into      US$2
International Limited   each in Upper Will      50,000 shares of US$1.00
                        Enterprises Limited     par value

                                   SCHEDULE II

                              List of Pledged Notes

None.

                                    Exhibit A

                       Form of Joinder to Pledge Agreement

     The undersigned, _____________, a ___________________, hereby joins in the execution of that certain Pledge Agreement and Irrevocable Proxy dated as of [____________], 2006 (as amended, restated, supplemented or otherwise modified from time to time, the "Pledge Agreement") executed and issued by each Person that is or becomes a Pledgor thereunder on and/or after the date and pursuant to the terms thereof to and in favor of the Secured Party. By executing this Joinder, the undersigned hereby agrees that it is a Pledgor thereunder with the same force and effect as if originally named therein as a Pledgor. The undersigned agrees to be bound by all of the terms and provisions of the Pledge Agreement and represents and warrants that the representations and warranties set forth in Section 3 of the Pledge Agreement are, with respect to the undersigned, true, complete and correct as of the date hereof. Each reference to a Pledgor in the Pledge Agreement shall be deemed to include the undersigned. Capitalized terms used but not defined herein shall have the meanings set forth in the Pledge Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Joinder this ___ day of _________, 200_.

                                        [Name of Pledgor]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Address:
                                                 -------------------------------


                                       -5-